UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Macro Opportunities Fund for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus (0.5%) in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

IV	Western Asset Macro Opportunities Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it has since held rates steady, at a press conference following its meeting on May 8, 2014, after the reporting period ended, ECB President Mario Draghi indicated that they may soon take further actions, saying “The Governing Council is comfortable with acting next time, but before we want to see the staff projections that will come out in early June.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its

Western Asset Macro Opportunities Fund	V

Investment commentary (cont’d)

target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2014?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.31%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.47% in March and April 2014, before ending the period at 0.42%. The yield on the ten-year Treasury began the period at 2.57%, its low for the reporting period. Ten-year Treasuries peaked at 3.04% on December 31, 2013, before moving down to 2.67% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in November and December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 1.74% during the six months ended April 30, 2014.

Q. How did the high-yield bond market perform over the six months ended April 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 4.72% for the six months ended April 30, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated solid results overall during the six months ended April 30, 2014. The asset class declined in November 2013, as interest rates moved higher. After a brief rally in December, the asset class again weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February, March and April 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 3.30% during the six months ended April 30, 2014.

Performance review

For the six months ended April 30, 2014, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 7.56%. The Fund’s unmanaged benchmark the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexix returned 0.12% for the same period. The Lipper Alternative Credit Focus Funds

VI	Western Asset Macro Opportunities Fund

Category Average1 returned 2.12% over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Macro Opportunities Fund:
Class A	7.56%
Class C	7.06%
Class FI	7.46%
Class I	7.67%
Class IS	7.57%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.12%
Lipper Alternative Credit Focus Funds Category Average[1]	2.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2014 for Class A, Class C, Class FI, Class I and Class IS shares were 2.96%, 2.32%, 3.05%, 2.95% and 2.79%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 2.08%, 1.38%, 2.17%, 2.45%, and 2.01%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014 the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 4.96%, 4.94%, 5.01%, 4.50% and 4.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 146 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Macro Opportunities Fund	VII

Investment commentary (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High-yield bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Western Asset Macro Opportunities Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Macro Opportunities Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.56%	$1,000.00	$1,075.60	1.18%	$6.07	Class A	5.00%	$1,000.00	$1,018.94	1.18%	$5.91
Class C	7.06	1,000.00	1,070.60	2.02	10.37	Class C	5.00	1,000.00	1,014.78	2.02	10.09
Class FI	7.46	1,000.00	1,074.60	1.27	6.53	Class FI	5.00	1,000.00	1,018.50	1.27	6.36
Class I	7.67	1,000.00	1,076.70	1.27	6.54	Class I	5.00	1,000.00	1,018.50	1.27	6.36
Class IS	7.57	1,000.00	1,075.70	1.25	6.43	Class IS	5.00	1,000.00	1,018.60	1.25	6.26

2	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

[1]	For the six months ended April 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 36.2%
Brazil — 5.8%
Federative Republic of Brazil, Notes	10.000%	1/1/17	8,498,000	BRL	$3,621,850
Federative Republic of Brazil, Notes	6.000%	8/15/50	1,669,674	BRL	700,141
Total Brazil					4,321,991
Canada — 0.9%
Canada Housing Trust No. 1, Senior Secured Bonds	1.700%	12/15/17	760,000	CAD	695,611	(a)
Colombia — 1.6%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	1,106,000		1,177,890
Hungary — 0.4%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	306,000		325,890
Italy — 4.6%
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	2,115,000	EUR	3,386,910	(a)
Mexico — 9.2%
United Mexican States, Bonds	6.500%	6/9/22	86,632,900	MXN	6,831,336
Poland — 6.1%
Republic of Poland, Bonds	4.000%	10/25/23	13,740,000	PLN	4,527,282
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	400,000		379,500	(a)
South Africa — 3.5%
Republic of South Africa, Bonds	7.750%	2/28/23	7,200,000	ZAR	659,467
Republic of South Africa, Bonds	10.500%	12/21/26	9,660,000	ZAR	1,062,145
Republic of South Africa, Senior Notes	5.875%	9/16/25	780,000		856,050
Total South Africa					2,577,662
Turkey — 2.7%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	863,000		923,410
Republic of Turkey, Senior Notes	6.625%	2/17/45	930,000		1,036,950
Total Turkey					1,960,360
Ukraine — 0.9%
Republic of Ukraine, Senior Bonds	6.580%	11/21/16	100,000		84,125	(a)
Republic of Ukraine, Senior Notes	7.950%	6/4/14	200,000		195,500	(a)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	420,000		355,425	(a)
Total Ukraine					635,050
Total Sovereign Bonds (Cost — $26,358,246)					26,819,482
Asset-Backed Securities — 0.8%
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1 (Cost — $586,926)	0.422%	8/25/36	760,000		587,095	(b)

See Notes to Financial Statements.

4	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 8.1%
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.622%	4/10/49	340,000	$337,579	(b)
Banc of America Commercial Mortgage Trust, 2007-3 AJ	5.591%	6/10/49	240,000	247,043	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.367%	6/11/50	250,000	243,758	(b)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	330,000	256,087	(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.963%	5/15/46	240,000	243,398	(b)
Connecticut Avenue Securities, 2013-C01 M2	5.402%	10/25/23	1,140,000	1,324,452	(b)
Connecticut Avenue Securities, 2014-C01 M2	4.552%	1/25/24	400,000	441,313	(b)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	250,000	234,939
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.783%	9/25/41	1,000,000	123,795	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K036 X3, IO	2.178%	12/25/41	324,000	50,055	(b)
GCCFC Commercial Mortgage Trust, 2006-GG7 AJ	5.820%	7/10/38	230,000	239,006	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	290,000	256,639
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	270,000	270,135	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.703%	2/12/49	210,000	179,383	(b)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.343%	7/15/40	240,000	247,883	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.456%	9/15/45	270,000	250,776	(b)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	402,157	370,983
Sequoia Mortgage Trust, 2004-3 M1	0.902%	5/20/34	281,268	255,774	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR8 X, IO	1.610%	7/25/45	2,893,963	160,326	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9	0.552%	6/25/35	321,701	242,877	(b)
Total Collateralized Mortgage Obligations (Cost — $5,752,353)				5,976,201
Corporate Bonds & Notes — 18.4%
Consumer Discretionary — 0.7%
Internet & Catalog Retail — 0.2%
QVC Inc., Senior Secured Notes	4.375%	3/15/23	120,000	119,101
Media — 0.5%
Comcast Corp., Senior Notes	6.500%	11/15/35	90,000	113,197
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	220,000	269,712
Total Media				382,909
Total Consumer Discretionary				502,010

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 1.7%
Beverages — 0.5%
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	340,000		$380,652	(a)
Food & Staples Retailing — 0.2%
CVS Caremark Corp., Senior Notes	5.750%	5/15/41	40,000		47,487
Kroger Co., Senior Notes	5.150%	8/1/43	80,000		84,069
Total Food & Staples Retailing					131,556
Food Products — 0.4%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	160,227	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	60,000		61,439
Mondelez International Inc., Senior Notes	6.500%	2/9/40	24,000		30,579
Total Food Products					252,245
Tobacco — 0.6%
Altria Group Inc., Senior Notes	10.200%	2/6/39	120,000		200,514
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	140,000		165,650
Reynolds American Inc., Senior Notes	3.250%	11/1/22	90,000		85,883
Reynolds American Inc., Senior Notes	6.150%	9/15/43	10,000		11,273
Total Tobacco					463,320
Total Consumer Staples					1,227,773
Energy — 1.8%
Oil, Gas & Consumable Fuels — 1.8%
Ecopetrol SA, Senior Notes	5.875%	9/18/23	440,000		481,250
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	280,000		300,858
Petroleos Mexicanos, Notes	6.375%	1/23/45	320,000		350,400	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	200,000		201,878	(a)
Total Energy					1,334,386
Financials — 10.1%
Banks — 9.5%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	5/30/14	1,000,000		780,000	(b)(c)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,000,000		940,000	(b)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	110,000		113,799
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	700,000		652,750	(b)(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	90,000		89,662	(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	250,000		251,479
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	250,000		279,172
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	510,000		482,587	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	190,000		190,000	(b)(c)

See Notes to Financial Statements.

6	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	290,000		$277,533
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	90,000		90,524	(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	310,000		328,440
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	200,000		201,198	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/16/14	1,990,000		1,915,375	(b)(c)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	150,000		151,875	(b)(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	310,000		303,142
Total Banks					7,047,536
Capital Markets — 0.3%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/16/14	150,000		115,500	(b)(c)
Goldman Sachs Capital III, Preferred Securities	4.000%	6/16/14	150,000		115,500	(b)(c)
Total Capital Markets					231,000
Insurance — 0.3%
XL Group PLC, Junior Subordinated Bonds	6.500%	4/15/17	240,000		236,400	(b)(c)
Total Financials					7,514,936
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 2.7%
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	150,000		156,882
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	90,000		112,072
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,390,000		1,714,557
Total Diversified Telecommunication Services					1,983,511
Wireless Telecommunication Services — 0.8%
America Movil SAB de CV, Senior Notes	3.500%	2/8/15	4,000,000	CNY	644,652
Total Telecommunication Services					2,628,163
Utilities — 0.6%
Electric Utilities — 0.6%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	100,000		107,843	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	310,000		359,870
Total Utilities					467,713
Total Corporate Bonds & Notes (Cost — $13,111,807)					13,674,981
Municipal Bonds — 1.5%
Alabama — 0.3%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants	6.500%	10/1/53	90,000		96,637
Jefferson County, AL, Sewer Revenue	6.000%	10/1/42	110,000		116,429
Total Alabama					213,066

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Arizona — 0.2%
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	100,000	$109,365
California — 0.5%
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	130,000	168,484
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	200,000	195,342	(a)(d)
Total California				363,826
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	170,000	184,343
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Co. Project	5.250%	12/1/25	100,000	100,895
Puerto Rico — 0.1%
Puerto Rico Commonwealth, GO	8.000%	7/1/35	100,000	92,720
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	10,000	7,947
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	10,000	7,974
Total Puerto Rico				108,641
Total Municipal Bonds (Cost — $1,021,782)				1,080,136
U.S. Government & Agency Obligations — 13.4%
U.S. Government Agencies — 2.1%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,830,000	1,588,420
U.S. Government Obligations — 11.3%
U.S. Treasury Bonds	3.750%	11/15/43	700,000	738,609
U.S. Treasury Notes	1.625%	3/31/19	20,000	19,964
U.S. Treasury Notes	2.750%	11/15/23	50,000	50,547
U.S. Treasury Notes	2.750%	2/15/24	1,090,000	1,099,537
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	6,280,000	2,144,664
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/44	12,770,000	4,319,644
Total U.S. Government Obligations				8,372,965
Total U.S. Government & Agency Obligations (Cost — $9,734,416)				9,961,385
U.S. Treasury Inflation Protected Securities — 1.7%
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	990,428	859,738
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	408,540	408,572
Total U.S. Treasury Inflation Protected Securities (Cost — $1,218,932)				1,268,310

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.1%
State Street Corp. (Cost — $82,859)	5.900%		3,311	85,954	(b)

See Notes to Financial Statements.

8	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Dollar/Eurodollar, Call @ $1.47	5/9/14	16	$100
U.S. Dollar/Eurodollar, Put @ $1360.00	5/9/14	14	700
U.S. Dollar/Japanese Yen, Call @ 104.50	6/6/14	18	113
U.S. Dollar/Japanese Yen, Call @ 110.50	6/6/14	60	375
U.S. Dollar/Japanese Yen, Put @ 96.00	5/9/14	3	169
U.S. Dollar/Japanese Yen, Put @ 97.00	5/9/14	31	5,812
U.S. Dollar/Mexican Peso, Put @ $13.20	5/15/14	936,295	9,842
U.S. Treasury 10-Year Notes, Call @ $128.00	5/23/14	15	283
U.S. Treasury 10-Year Notes, Call @ $129.50	5/23/14	20	313
U.S. Treasury 10-Year Notes, Call @ $130.00	5/23/14	10	156
U.S. Treasury 10-Year Notes, Call @ $130.50	5/23/14	32	500
U.S. Treasury 10-Year Notes, Call @ $131.00	5/23/14	302	4,719
U.S. Treasury 30-Year Notes, Call @ $144.00	5/23/14	12	188
U.S. Treasury 30-Year Notes, Call @ $145.00	5/23/14	17	266
U.S. Treasury 30-Year Notes, Call @ $146.00	5/23/14	35	547
U.S. Treasury 30-Year Notes, Call @ $147.00	5/23/14	31	484
U.S. Treasury 30-Year Notes, Put @ $124.00	5/23/14	124	1,937
U.S. Treasury 30-Year Notes, Put @ $125.00	5/23/14	63	984
U.S. Treasury 5-Year Notes, Call @ $121.25	5/23/14	105	820
U.S. Treasury 5-Year Notes, Call @ $121.50	5/23/14	71	555
U.S. Treasury 5-Year Notes, Call @ $121.75	5/23/14	6	47
U.S. Treasury 5-Year Notes, Call @ $122.00	5/23/14	23	180
U.S. Treasury 5-Year Notes, Call @ $122.50	5/23/14	14	109
U.S. Treasury 5-Year Notes, Call @ $122.75	5/23/14	52	406
U.S. Treasury 5-Year Notes, Call @ $123.50	5/23/14	99	773
Total Purchased Options (Cost — $49,918)			30,378
Total Investments — 80.2% (Cost — $57,917,239#)			59,483,922
Other Assets in Excess of Liabilities — 19.8%			14,712,771
Total Net Assets — 100.0%			$74,196,693
†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2014

Western Asset Macro Opportunities Fund

Abbreviations used in this schedule:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
STRIPS	— Separate Trading of Registered Interest and Principal Securities
ZAR	— South African Rand

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Dollar/Japanese Yen, Call	5/9/14	$97.00	3	$4,125
U.S. Treasury 10-Year Notes, Call	5/23/14	126.00	10	1,094
U.S. Treasury 10-Year Notes, Call	5/23/14	125.00	52	17,875
U.S. Treasury 10-Year Notes, Call	5/23/14	124.50	45	25,313
U.S. Treasury 10-Year Notes, Call	5/23/14	124.00	31	26,156
U.S. Treasury 10-Year Notes, Call	6/20/14	124.00	6	3,844
U.S. Treasury 10-Year Notes, Put	5/23/14	121.00	7	109
U.S. Treasury 10-Year Notes, Put	5/23/14	123.00	16	2,750
U.S. Treasury 10-Year Notes, Put	6/20/14	121.50	5	1,250
U.S. Treasury 30-Year Notes, Call	5/23/14	136.00	8	5,250
U.S. Treasury 30-Year Notes, Call	5/23/14	135.00	10	10,781
U.S. Treasury 30-Year Notes, Call	5/23/14	138.00	80	16,250
U.S. Treasury 30-Year Notes, Put	5/23/14	133.00	6	2,437
U.S. Treasury 30-Year Notes, Put	5/23/14	132.00	45	9,844
U.S. Treasury 5-Year Notes, Call	5/23/14	120.00	51	7,570
U.S. Treasury 5-Year Notes, Call	5/23/14	119.50	35	12,305
U.S. Treasury 5-Year Notes, Call	6/20/14	119.00	16	5,875
U.S. Treasury 5-Year Notes, Put	6/20/14	117.00	15	1,992
Total Written Options (Premiums received — $159,168)				$154,820

See Notes to Financial Statements.

10	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Western Asset Macro Opportunities Fund

Summary of Investments by Country*
United States	47.9%
Mexico	13.2
Poland	7.6
Brazil	7.3
Italy	5.9
South Africa	4.3
Turkey	3.3
Colombia	2.8
Netherlands	1.4
Canada	1.2
Ukraine	1.1
United Kingdom	0.9
France	0.6
Russia	0.6
Hungary	0.5
Spain	0.4
Ireland	0.4
British Virgin Islands	0.3
New Zealand	0.3
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2014 and are subject to change.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $57,917,239)	$59,483,922
Foreign currency, at value (Cost — $402,670)	399,643
Cash	13,026,117
Receivable for securities sold	19,759,097
Deposits with brokers for open futures contracts	1,444,078
Deposits with brokers for centrally cleared swap contracts	952,306
Receivable for Fund shares sold	769,253
Foreign currency collateral for open futures contracts, at value (Cost — $750,602)	757,021
Interest receivable	753,172
Unrealized appreciation on forward foreign currency contracts	45,983
OTC swaps, at value (premiums received — $5,273)	20,189
Receivable for open OTC swap contracts	1,084
Prepaid expenses	74,651
Total Assets	97,486,516

Liabilities:
Payable for securities purchased	22,430,943
Payable to broker — variation margin on open futures contracts	285,251
Written options, at value (premiums received — $159,168)	154,820
Unrealized depreciation on forward foreign currency contracts	146,198
OTC swaps, at value (premiums received — $114,555)	121,985
Payable to broker — variation margin on centrally cleared swaps	40,013
Investment management fee payable	22,205
Payable for open OTC swap contracts	7,969
Service and/or distribution fees payable	6,416
Accrued expenses	74,023
Total Liabilities	23,289,823
Total Net Assets	$74,196,693

Net Assets:
Par value (Note 7)	$6,787
Paid-in capital in excess of par value	70,964,699
Undistributed net investment income	342,307
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	1,793,091
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	1,089,809
Total Net Assets	$74,196,693

See Notes to Financial Statements.

12	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Shares Outstanding:
Class A	1,128,122
Class C	71,330
Class FI	2,198,508
Class I	3,387,743
Class IS	1,030

Net Asset Value:
Class A (and redemption price)	$10.93
Class C*	$10.90
Class FI (and redemption price)	$10.92
Class I (and redemption price)	$10.94
Class IS (and redemption price)	$10.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.42

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Interest	$765,938
Less: Foreign taxes withheld	(1,560)
Total Investment Income	764,378

Expenses:
Investment management fee (Note 2)	212,333
Offering costs	80,221
Audit and tax	40,002
Legal fees	18,885
Shareholder reports	18,060
Service and/or distribution fees (Notes 2 and 5)	13,388
Custody fees	10,984
Fund accounting fees	7,833
Registration fees	7,195
Transfer agent fees (Note 5)	7,136
Directors’ fees	809
Miscellaneous expenses	11,657
Total Expenses	428,503
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(194,909)
Net Expenses	233,594
Net Investment Income	530,784

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	114,125
Futures contracts	391,923
Written options	1,110,070
Swap contracts	(4,789)
Foreign currency transactions	(26,990)
Net Realized Gain	1,584,339
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,043,347
Futures contracts	17,049
Written options	(5,302)
Swap contracts	(36,532)
Foreign currencies	(127,712)
Change in Net Unrealized Appreciation (Depreciation)	890,850
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,475,189
Increase in Net Assets from Operations	$3,005,973

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Period Ended October 31, 2013	2014	2013†

Operations:
Net investment income	$530,784	$31,283
Net realized gain	1,584,339	832,869
Change in net unrealized appreciation (depreciation)	890,850	198,959
Increase in Net Assets From Operations	3,005,973	1,063,111

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(300,004)	—
Net realized gains	(573,392)	—
Decrease in Net Assets From Distributions to Shareholders	(873,396)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	47,259,078	23,391,332
Reinvestment of distributions	873,396	—
Cost of shares repurchased	(522,801)	—
Increase in Net Assets From Fund Share Transactions	47,609,673	23,391,332
Increase in Net Assets	49,742,250	24,454,443

Net Assets:
Beginning of period	24,454,443	—
End of period*	$74,196,693	$24,454,443
*Includesundistributed net investment income of:	$342,307	$111,527

†	For the period August 30, 2013 (inception date) to October 31, 2013.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	15

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$10.46	$10.00

Income from operations:
Net investment income	0.17	0.01
Net realized and unrealized gain	0.59	0.45
Total income from operations	0.76	0.46

Less distributions from:
Net investment income	(0.09)	—
Net realized gains	(0.20)	—
Total distributions	(0.29)	—

Net asset value, end of period	$10.93	$10.46
Total return[4]	7.56%	4.60%

Net assets, end of period (000s)	$12,333	$12

Ratios to average net assets:
Gross expenses[5]	2.24%	4.96%
Net expenses[5,6,7,8]	1.18	1.65
Net investment income[5]	3.30	0.51

Portfolio turnover rate	84%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$10.45	$10.00

Income (loss) from operations:
Net investment income (loss)	0.12	(0.00) [4]
Net realized and unrealized gain	0.60	0.45
Total income from operations	0.72	0.45

Less distributions from:
Net investment income	(0.07)	—
Net realized gains	(0.20)	—
Total distributions	(0.27)	—

Net asset value, end of period	$10.90	$10.45
Total return[5]	7.06%	4.50%

Net assets, end of period (000s)	$778	$28

Ratios to average net assets:
Gross expenses[6]	3.08%	4.94%
Net expenses[6,7,8,9]	2.02	2.40
Net investment income (loss)[6]	2.41	(0.07)

Portfolio turnover rate	84%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$10.46	$10.00

Income from operations:
Net investment income	0.16	0.01
Net realized and unrealized gain	0.60	0.45
Total income from operations	0.76	0.46

Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.20)	—
Total distributions	(0.30)	—

Net asset value, end of period	$10.92	$10.46
Total return[4]	7.46%	4.60%

Net assets, end of period (000s)	$24,015	$10

Ratios to average net assets:
Gross expenses[5]	2.33%	5.01%
Net expenses[5,6,7,8]	1.27	1.65
Net investment income[5]	3.01	0.47

Portfolio turnover rate	84%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$10.47	$10.00

Income from operations:
Net investment income	0.15	0.01
Net realized and unrealized gain	0.62	0.46
Total income from operations	0.77	0.47

Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.20)	—
Total distributions	(0.30)	—

Net asset value, end of period	$10.94	$10.47
Total return[4]	7.67%	4.60%

Net assets, end of period (000s)	$37,060	$24,394

Ratios to average net assets:
Gross expenses[5]	2.32%	4.50%
Net expenses[5,6,7,8]	1.27	1.32
Net investment income[5]	2.80	0.82

Portfolio turnover rate	84%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$10.47	$10.00

Income from operations:
Net investment income	0.14	0.01
Net realized and unrealized gain	0.63	0.46
Total income from operations	0.77	0.47

Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.20)	—
Total distributions	(0.30)	—

Net asset value, end of period	$10.94	$10.47
Total return[4]	7.57%	4.70%

Net assets, end of period (000s)	$11	$10

Ratios to average net assets:
Gross expenses[5]	2.61%	4.68%
Net expenses[5,6,7,8]	1.25	1.25
Net investment income[5]	2.73	0.88

Portfolio turnover rate	84%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$26,819,482	—	$26,819,482
Asset-backed securities	—	587,095	—	587,095
Collateralized mortgage obligations	—	5,976,201	—	5,976,201
Corporate bonds & notes	—	13,674,981	—	13,674,981
Municipal bonds	—	1,080,136	—	1,080,136
U.S. government & agency obligations	—	9,961,385	—	9,961,385
U.S. treasury inflation protected securities	—	1,268,310	—	1,268,310
Preferred stocks	$85,954	—	—	85,954
Purchased options	13,267	17,111	—	30,378
Total investments	$99,221	$59,384,701	—	$59,483,922
Other financial instruments:
Futures contracts	$135,915	$65	—	$135,980
Forward foreign currency contracts	—	45,983	—	45,983
Centrally cleared credit default swaps on corporate issues — sell protection	—	65,165	—	65,165
OTC credit default swaps on corporate issues — buy protection‡	—	12,387	—	12,387
OTC credit default swaps on corporate issues — sell protection‡	—	7,802	—	7,802
Total other financial instruments	$135,915	$131,402	—	$267,317
Total	$235,136	$59,516,103	—	$59,751,239

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$154,820	—	—	$154,820
Futures contracts	433,232	—	—	433,232
Forward foreign currency contracts	—	$146,198	—	146,198
Centrally cleared credit default swaps on credit indices — sell protection	—	569	—	569
Centrally cleared interest rate swaps	—	174,838	—	174,838
OTC credit default swaps on corporate issues — buy protection‡	—	121,985	—	121,985
Total	$588,052	$443,590	—	$1,031,642

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar

24	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

26	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. At April 30, 2014, the total notional value of all credit default swaps to sell protection was $32,205,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended April 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to

28	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2014, the Fund held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $423,003. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

30	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

During the six months ended April 30, 2014, fees waived and/or expenses reimbursed amounted to $194,909.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2015	$57	$88	$56	$121,124	$57
Expires October 31, 2016	10,916	727	42,955	140,239	72
Total fee waivers/expense reimbursements subject to recapture	$10,973	$815	$43,011	$261,363	$129

For the six months ended April 30, 2014, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption

32	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2014, LMIS and its affiliates retained sales charges of $973 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2014, there were no CDSCs paid to LMIS and its affiliates.

As of April 30, 2014, Legg Mason and its affiliates owned 34% of the Fund.

All officers of the Corporation are employed by Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$47,132,397	$21,665,447
Sales	9,254,535	16,155,266

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,693,578
Gross unrealized depreciation	(126,895)
Net unrealized appreciation	$1,566,683

At April 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor	39	3/15	$13,474,390	13,490,134	$15,744
90-Day Eurodollar	41	9/14	10,219,221	10,224,888	5,667
90-Day Eurodollar	58	12/15	14,329,151	14,349,200	20,049
90-Day Eurodollar	82	3/16	20,223,954	20,226,325	2,371
90-Day Eurodollar	303	6/16	74,436,647	74,511,487	74,840
90-Day Eurodollar	11	6/18	2,658,461	2,658,700	239
German Euro Bobl	83	5/14	1,342	1,152	(190)
German Euro Bund	43	5/14	695	597	(98)
U.S. Dollar/Mexican Peso	3	6/14	114,347	114,412	65
U.S. Treasury Ultra Long-Term Bonds	8	6/14	1,161,245	1,178,250	17,005
					135,692

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
90-Day Eurodollar	348	6/14	$86,761,394	86,799,900	$(38,506)
90-Day Eurodollar	10	3/17	2,436,767	2,439,625	(2,858)
Euro	22	6/14	3,792,716	3,814,250	(21,534)
Euro BTP	13	6/14	2,228,802	2,236,407	(7,605)
German Euro Bund	133	6/14	26,445,459	26,670,153	(224,694)
Japanese 10-Year Bond	11	6/14	15,585,379	15,592,703	(7,324)
U.S. Dollar/Japanese Yen	88	6/14	10,713,233	10,774,500	(61,267)
U.S. Treasury 10-Year Notes	68	6/14	8,429,795	8,460,688	(30,893)
U.S. Treasury 5-Year Notes	104	6/14	12,385,646	12,423,125	(37,479)
U.S. Treasury Long-Term Bonds	1	6/14	134,153	134,937	(784)
					(432,944)
Net unrealized loss on open futures contracts					$(297,252)

During the six months ended April 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	151	$69,994
Options written	816,887	1,509,549
Options closed	(784)	(439,734)
Options exercised	(754)	(350,494)
Options expired	(815,059)	(630,147)
Written options, outstanding as of April 30, 2014	441	$159,168

At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Polish Zloty	Bank of America N.A.	640,000	$211,264	5/14/14	$(562)
South Korean Won	Barclays Bank PLC	50,400,000	48,755	5/15/14	1,923
Yuan Renminbi	Barclays Bank PLC	2,380,060	380,067	5/15/14	(9,010)
Indian Rupee	Bank of America N.A.	71,200,000	1,162,470	7/16/14	2,672
Indian Rupee	Bank of America N.A.	12,200,000	199,187	7/16/14	1,200
Indian Rupee	Bank of America N.A.	11,650,000	190,208	7/16/14	(651)
Indian Rupee	Barclays Bank PLC	13,710,000	223,841	7/16/14	405
Indian Rupee	Barclays Bank PLC	10,440,000	170,452	7/16/14	378
Indian Rupee	Citibank, N.A.	13,300,000	217,147	7/16/14	323
Mexican Peso	Bank of America N.A.	6,506,800	494,467	7/16/14	(704)
Mexican Peso	Citibank, N.A.	2,690,000	204,419	7/16/14	(336)
South Korean Won	Bank of America N.A.	146,080,000	140,852	7/16/14	526
South Korean Won	Barclays Bank PLC	112,850,000	108,811	7/16/14	380
South Korean Won	Barclays Bank PLC	93,200,000	89,865	7/16/14	480
South Korean Won	Barclays Bank PLC	89,770,000	86,557	7/16/14	418

34	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Yuan Renminbi	Bank of America N.A.	1,960,000	$312,142	7/16/14	$(2,829)
Yuan Renminbi	Bank of America N.A.	1,000,000	159,256	7/16/14	(939)
Yuan Renminbi	Barclays Bank PLC	5,720,000	910,945	7/16/14	(1,336)
Yuan Renminbi	Barclays Bank PLC	1,640,000	261,180	7/16/14	(1,518)
South Korean Won	Citibank, N.A.	480,939,500	463,521	7/25/14	2,055
					(7,125)
Contracts to Sell:
Euro	Bank of America N.A.	64,441	89,400	5/14/14	(253)
Euro	Bank of America N.A.	99,794	138,446	5/14/14	(777)
Euro	Bank of America N.A.	170,000	235,844	5/14/14	(56)
Euro	Bank of America N.A.	315,567	437,792	5/14/14	(899)
Euro	Bank of America N.A.	423,715	587,829	5/14/14	(4,649)
Euro	Citibank, N.A.	2,307	3,200	5/14/14	(24)
Euro	Citibank, N.A.	24,836	34,455	5/14/14	151
Euro	Citibank, N.A.	45,891	63,665	5/14/14	(240)
Euro	Citibank, N.A.	47,484	65,876	5/14/14	(234)
Euro	Citibank, N.A.	50,000	69,366	5/14/14	(323)
Euro	Citibank, N.A.	60,393	83,785	5/14/14	(41)
Euro	Citibank, N.A.	104,225	144,594	5/14/14	(910)
Euro	Citibank, N.A.	150,000	208,098	5/14/14	(1,792)
Euro	Citibank, N.A.	310,845	431,241	5/14/14	(18)
Euro	Citibank, N.A.	2,607,334	3,617,208	5/14/14	(50,283)
Euro	State Street Bank & Trust Co.	160,000	221,971	5/14/14	(5,958)
Japanese Yen	Bank of America N.A.	2,100,000	20,542	5/14/14	(336)
Mexican Peso	Citibank, N.A.	4,001,599	305,645	5/14/14	(5,731)
Polish Zloty	Bank of America N.A.	4,190	1,383	5/14/14	(13)
Polish Zloty	Bank of America N.A.	1,032,154	340,713	5/14/14	(713)
Polish Zloty	Bank of America N.A.	1,260,000	415,925	5/14/14	(2,736)
Polish Zloty	Bank of America N.A.	1,693,230	558,934	5/14/14	2,798
Mexican Peso	Citibank, N.A.	4,860,000	371,180	5/15/14	(3,444)
Polish Zloty	Bank of America N.A.	308,581	101,856	5/15/14	(1,095)
South African Rand	Barclays Bank PLC	321,899	30,549	5/15/14	(1,747)
South African Rand	Barclays Bank PLC	3,663,874	347,711	5/15/14	(21,049)
South African Rand	Citibank, N.A.	74,912	7,109	5/15/14	(241)
South African Rand	Citibank, N.A.	3,770,818	357,861	5/15/14	(13,015)
South African Rand	Citibank, N.A.	5,353,255	508,038	5/15/14	4,151
Mexican Peso	Barclays Bank PLC	5,501,175	420,014	5/19/14	(10,014)
Brazilian Real	Bank of America N.A.	170,000	74,673	7/16/14	682
Brazilian Real	Bank of America N.A.	1,490,000	654,486	7/16/14	402
Brazilian Real	Barclays Bank PLC	670,000	294,299	7/16/14	2,621
Brazilian Real	Barclays Bank PLC	720,000	316,262	7/16/14	3,114
Brazilian Real	Barclays Bank PLC	1,720,000	755,514	7/16/14	(134)

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Brazilian Real	Citibank, N.A.	1,079,884	$474,341	7/16/14	$333
Canadian Dollar	Bank of America N.A.	251,850	229,368	7/16/14	367
Canadian Dollar	Bank of America N.A.	513,528	467,686	7/16/14	1,071
Euro	Barclays Bank PLC	150,000	208,068	7/16/14	(783)
Japanese Yen	Barclays Bank PLC	3,320,000	32,489	7/16/14	109
Japanese Yen	Barclays Bank PLC	20,420,000	199,824	7/16/14	1,258
Mexican Peso	Bank of America N.A.	640,000	48,635	7/16/14	128
Mexican Peso	Bank of America N.A.	3,170,000	240,896	7/16/14	88
Mexican Peso	Barclays Bank PLC	3,690,000	280,412	7/16/14	1,291
Mexican Peso	Citibank, N.A.	4,360,000	331,327	7/16/14	1,221
Mexican Peso	Citibank, N.A.	8,440,000	641,376	7/16/14	3,135
Polish Zloty	Bank of America N.A.	550,000	180,831	7/16/14	840
Polish Zloty	Bank of America N.A.	860,000	282,755	7/16/14	(102)
Polish Zloty	Barclays Bank PLC	4,215,399	1,385,958	7/16/14	8,900
South African Rand	Bank of America N.A.	1,400,000	131,538	7/16/14	4
South African Rand	Citibank, N.A.	3,970,000	373,004	7/16/14	1,484
South Korean Won	Bank of America N.A.	146,080,000	140,852	7/16/14	152
South Korean Won	Barclays Bank PLC	346,220,000	333,830	7/16/14	424
South Korean Won	Citibank, N.A.	480,939,500	463,728	7/16/14	499
Brazilian Real	Citibank, N.A.	1,076,893	471,806	7/25/14	(703)
					(93,090)
Net unrealized loss on open forward foreign currency contracts					$(100,215)

At April 30, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC (Markit CDX.NA.HY.22 Index)	$1,225,000	6/20/19	5.000% quarterly	$85,094	$85,663	$(569)
BNP Paribas (Markit CDX.NA.IG.22 Index)	30,050,000	6/20/19	1.000% quarterly	524,483	459,318	65,165
Total	$31,275,000			$609,577	$544,981	$64,596

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty (Reference Entity)	Notional Amount	Termination Date	Periodic Payments Received By The Fund†	Market Value†	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Bank of America Securities LLC	$3,750,000	11/14/17	3-Month LIBOR	2.210% semi-annually	$—	$(5,733)
Barclays Capital Inc.	5,840,000	11/15/43	2.224% 1 Time	3-Month LIBOR	(111,754)	(122,448)
RBS Greenwich	16,730,000	8/31/18	1.646% semi-annually	3-Month LIBOR	—	(46,657)
Total	$26,320,000				$(111,754)	$(174,838)

36	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2014[4]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America Securities LLC (Goldman Sachs Group Inc., 5.950% due 1/18/18)	$930,000	6/20/19	0.83%	1.000% quarterly	$7,802	$7,026	$776

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[5]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2014[4]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC (Morgan Stanley, 6.000% due 4/28/15)	$930,000	6/20/19	0.73%	1.000% quarterly	$12,387	$(12,299)	$24,686
Barclays Capital Inc. (Chubb Corp., 6.600% due 8/15/18)	370,000	6/20/19	0.25%	1.000% quarterly	(13,949)	(13,291)	(658)
Barclays Capital Inc. (Chubb Corp., 6.600% due 8/15/18)	530,000	6/20/19	0.25%	1.000% quarterly	(19,981)	(19,038)	(943)
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	400,000	3/20/19	3.03%	5.000% quarterly	(35,222)	(30,736)	(4,486)
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	600,000	3/20/19	3.03%	5.000% quarterly	(52,833)	(51,490)	(1,343)
Total	$2,830,000				$(109,598)	$(126,854)	$17,256

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

† Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$13,267	$17,111	—	$30,378
Futures contracts[3]	135,915	65	—	135,980
OTC swap contracts [4]	—	—	$20,189	20,189
Centrally cleared swap contracts[5]	—	—	65,165	65,165
Forward foreign currency contracts	—	45,983	—	45,983
Total	$149,182	$63,159	$85,354	$297,695

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$150,695	$4,125	—	$154,820
Futures contracts[3]	350,431	82,801	—	433,232
OTC swap contracts[4]	—	—	$121,985	121,985
Centrally cleared swap contracts[5]	174,838	—	569	175,407
Forward foreign currency contracts	—	146,198	—	146,198
Total	$675,964	$233,124	$122,554	$1,031,642

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

38	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(212,192)	$(144,819)	—	$(357,011)
Written options	980,354	129,716	—	1,110,070
Futures contracts	121,570	270,353	—	391,923
Swap contracts	(156,253)	151,464	—	(4,789)
Forward foreign currency contracts[2]	—	(36,516)	—	(36,516)
Total	$733,479	$370,198	—	$1,103,677

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in the net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(2,983)	$(16,142)	—	$(19,125)
Written options	(4,917)	(385)	—	(5,302)
Futures contracts	86,708	(69,659)	—	17,049
Swap contracts	(118,983)	82,451	—	(36,532)
Forward foreign currency contracts[2]	—	(141,943)	—	(141,943)
Total	$(40,175)	$(145,678)	—	$(185,853)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$69,933
Written options	170,509
Futures contracts (to buy)	75,439,530
Futures contracts (to sell)	115,841,600
Forward foreign currency contracts (to buy)	1,977,814
Forward foreign currency contracts (to sell)	8,194,859

Average Notional Balance
Interest rate swap contracts	$16,885,714
Credit default swap contracts (to buy protection)	1,568,751
Credit default swap contracts (to sell protection)	16,472,143

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at April 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$30,378	—	$30,378
OTC swap contracts	20,189	—	20,189
Forward foreign currency contracts	45,983	—	45,983
Total	$96,550	—	$96,550

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3,5]	Net Amount
Written options	$154,820	—	$154,820
Futures contracts[6]	285,251	$(285,251)	—
Centrally cleared swap contracts[6]	40,013	(40,013)	—
OTC swap contracts	121,985	—	121,985
Forward foreign currency contracts	146,198	—	146,198
Total	$748,267	$(325,264)	$423,003

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Market value of purchased options is shown in investments at value in the Statement of Assets and Liabilities.

[5]	See the accompanying Schedule of Investments for securities pledged as collateral for certain derivatives.

[6]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at annual rate of up 0.40% of the Class’s average net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued and paid monthly.

40	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

For the six months ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$2,574	$712
Class C	686	85
Class FI	10,128	3,387
Class I	—	2,936
Class IS	—	16
Total	$13,388	$7,136

For the six months ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$10,916
Class C	727
Class FI	42,955
Class I	140,239
Class IS	72
Total	$194,909

6. Distributions to shareholders by class

	Six Months Ended April 30, 2014	Period Ended October 31, 2013*
Net Investment Income:
Class A	$108	—
Class C	186	—
Class FI	52,046	—
Class I	247,561	—
Class IS	103	—
Total	$300,004	—

Net Realized Gains:
Class A	$235	—
Class C	529	—
Class FI	95,229	—
Class I	477,199	—
Class IS	200	—
Total	$573,392	—

*	For the period August 30, 2013 (inception date) to October 31, 2013.

Western Asset Macro Opportunities Fund 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

7. Capital shares

At April 30, 2014, the Corporation had 38 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2014		Period Ended October 31, 2013*
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,128,896	$12,162,990	1,176	$11,827
Shares issued on reinvestment	33	344	—	—
Shares repurchased	(1,983)	(21,655)	—	—
Net increase	1,126,946	$12,141,679	1,176	$11,827

Class C
Shares sold	68,618	$738,395	2,642	$27,000
Shares issued on reinvestment	70	715	—	—
Net increase	68,688	$739,110	2,642	$27,000

Class FI
Shares sold	2,193,638	$23,307,401	1,000	$10,000
Shares issued on reinvestment	14,351	147,275	—	—
Shares repurchased	(10,481)	(111,453)	—	—
Net increase	2,197,508	$23,343,223	1,000	$10,000

Class I
Shares sold	1,023,017	$11,050,292	2,330,362	$23,332,505
Shares issued on reinvestment	70,551	724,759	—	—
Shares repurchased	(36,187)	(389,693)	—	—
Net increase	1,057,381	$11,385,358	2,330,362	$23,332,505

Class IS
Shares sold	—	—	1,000	$10,000
Shares issued on reinvestment	30	$303	—	—
Net increase	30	$303	1,000	$10,000

*	For the period August 30, 2013 (inception date) to October 31, 2013.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

42	Western Asset Macro Opportunities Fund 2014 Semi-Annual Report

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart Chairman

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016460 6/14 SR14-2230

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014